       THE FINANCE COMPANY OF PENNSYLVANIA
                                FOUNDED 1871
                                [SWIRL ARTWORK]

                                 ANNUAL REPORT

                               DECEMBER 31, 2000

                      THE FINANCE COMPANY OF PENNSYLVANIA


Public Ledger Building, Suite 630
 150 South Independence Mall West
      Philadelphia, PA 19106

                               BOARD OF DIRECTORS
                             Charles E. Mather III

              Shaun F. O'Malley                             Jonathan D. Scott
           Herbert S. Riband, Jr.                          Frank A. Wood, Jr.

                                    OFFICERS
                        Charles E. Mather III, President
                    Frank A. Wood, Jr., Secretary-Treasurer
                   Doranne H. Case, Asst. Secretary-Treasurer
                     Mary Ellen Christ, Assistant Secretary

                      THE FINANCE COMPANY OF PENNSYLVANIA


  Public Ledger Building, Suite 630
   150 South Independence Mall West
        Philadelphia, PA 19106

                                                                February 9, 2001

TO OUR SHAREHOLDERS:

     We are pleased to submit your Company's one hundred and twenty-ninth Annual Report.

     The following is a summary of financial information for the years 1996 to 2000:

         NET            DIVIDENDS PAID          DEC. 31
      INVESTMENT   -------------------------   NET ASSET
YEAR   INCOME*     REGULAR   EXTRA    TOTAL      VALUE
----  ----------   -------   ------   ------   ---------
1996    $25.65     $11.00    $14.67**  25.67   $  827.81
1997     25.22      11.00     14.33    25.33   $1,052.11
1998     25.49      12.00     13.54    25.54   $1,067.46
1999     26.39      12.75     13.73**  26.48   $1,040.12
2000     31.23      13.75     17.82**  31.57   $1,279.93

     As a Regulated Investment Company, the Company is required to pay to its shareholders at least 98% of its ordinary income for the calendar year 2000 or pay a 4% non-deductible Federal Excise Tax on its undistributed ordinary income. Your Board of Directors has elected to distribute 100% of the ordinary income.

     We are pleased that once again this company has been able to increase your dividend. In a volatile equity market, our net asset value increased by 23.06% during the year. We will continue to exercise vigilance and maintain our emphasis on quality. We cannot predict that the recent annual increases in dividend will continue; however we will carefully monitor our portfolio to continue our record of consistency in performance.

     On January 31, 2001, the Company paid to the shareholders of record on December 31, 2000, the regular quarterly dividend of $3.50 and an extra dividend of $17.82, making a total dividend of $21.32. The tax law requires that the final dividend, although paid in 2001, is taxable to the shareholders in 2000.

     Common stocks constitute 84.08% of the portfolio of investments at market on December 31, 2000, compared with 81.58% one year earlier.

     Our Investment Adviser, Cooke & Bieler, Inc., is present at each of our Board Meetings and is available for consultation throughout the year.

     THE FINANCE COMPANY OF PENNSYLVANIA thanks you for your continued interest and support.

                                                        /s/Charles E. Mather III
                                           Charles E. Mather III, President

 *Please refer to page 12 for calculations.
**Includes short term capital gain of $.27 in 1996, $1.38 in 1999 and $2.43 in 2000.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of The Finance Company of Pennsylvania:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Finance Company of Pennsylvania (the "Company") as of December 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2000 and 1999, and the condensed financial information for each of the years in the five-year period ended December 31, 2000. These financial statements and the condensed financial information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the condensed financial information based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and condensed financial information present fairly, in all material respects, the financial position of The Finance Company of Pennsylvania at December 31, 2000, the results of its operations, the changes in its net assets, and the condensed financial information for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
January 17, 2001

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
INVESTMENTS-AT MARKET OR FAIR VALUE (NOTE 1):
     SHORT TERM INVESTMENTS (IDENTIFIED COST
           $3,594,378)................................  $ 3,594,378
     U.S. TREASURY NOTES & BONDS (IDENTIFIED COST
           $6,841,801)................................    6,964,219
     COMMON STOCKS (IDENTIFIED COST $8,778,633)
           INCLUDING AFFILIATE (NOTE 2)...............   55,766,360
                                                        -----------
                TOTAL INVESTMENTS.....................   66,324,957
CASH..................................................      921,038
ACCRUED INTEREST AND DIVIDENDS RECEIVABLE.............      235,253
PREPAID EXPENSES......................................       21,345
OTHER ASSETS..........................................       10,210
                                                        -----------

                TOTAL.................................   67,512,803
                                                        -----------
LIABILITIES
ACCRUED EXPENSES AND TAXES (NOTE 1)...................      422,776
COVERED CALLS WRITTEN AT FAIR VALUE (PREMIUM RECEIVED
  $371,175) (NOTE 3)..................................      414,813
DIVIDENDS PAYABLE (NOTE 7)............................    1,098,081
                                                        -----------

                TOTAL.................................    1,935,670
                                                        -----------
NET ASSETS
NET ASSETS (WITH INVESTMENTS AT MARKET OR FAIR VALUE)
     EQUIVALENT TO $1,279.93 PER SHARE ON SHARES OF
     51,235 $10 PAR VALUE CAPITAL STOCK OUTSTANDING AT
     DECEMBER 31, 2000 (AUTHORIZED 232,000 SHARES)....  $65,577,133
                                                        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000
                         SHORT TERM SECURITIES -- 5.42%

     Face Value/
  Principal Amount
  ----------------
      2,539,173         FED FUND........................  $2,539,173    $2,539,173
      1,045,205         FEDERAL TRUST FUND..............   1,045,205     1,045,205
         10,000         TREASURY TRUST FUND.............      10,000        10,000
                                                          ----------    ----------
                           TOTAL........................   3,594,378     3,594,378
                                                          ----------    ----------

                    U.S. TREASURY NOTES AND BONDS -- 10.50%

                                                                        Aggregate
                                                                          Quoted
      Principal                                           Identified   Market Price
       Amount                                                Cost        (Note 1)
---------------------                                     ----------   ------------
      1,000,000         U.S. TREASURY NOTES 7 7/8% DUE
                             8/15/01....................   1,007,056     1,013,125
        750,000         U.S. TREASURY NOTES 6 3/8% DUE
                             8/15/02....................     753,147       762,188
        500,000         U.S. TREASURY NOTES 5 3/4% DUE
                             8/15/03....................     495,262       507,187
        500,000         U.S. TREASURY NOTES 5 3/4% DUE
                             6/15/03....................     498,638       507,187
      1,000,000         U.S. TREASURY NOTES 7 1/4%
                             DUE 8/15/04................   1,056,718     1,069,063
        500,000         U.S. TREASURY NOTES 6 1/2% DUE
                             5/15/05....................     498,561       527,656
        500,000         U.S. TREASURY NOTES 6 3/4% DUE
                             5/15/05....................     517,642       532,500
      1,000,000         U.S. TREASURY NOTES 5 5/8% DUE
                             2/15/06....................     960,168     1,023,438
      1,000,000         U.S. TREASURY BOND 7 5/8% DUE
                             2/15/07....................   1,054,609     1,021,875
                                                          ----------    ----------
                           TOTAL........................   6,841,801     6,964,219
                                                          ----------    ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2000

                            COMMON STOCKS -- 84.08%

                                                                          Aggregate
       Number                                                               Quoted
         of                                                Identified    Market Price
       Shares                                                 Cost         (Note 1)
---------------------                                      -----------   ------------
                        PETROLEUM AND MINING -- 9.16%
        58,403          EXXON MOBIL CORP.................  $   154,159   $ 5,077,557
        30,000          PENN VIRGINIA CORP. .............       22,382       995,700
                                                           -----------   -----------
                           TOTAL.........................      176,541     6,073,257
                                                           -----------   -----------
                        BANKING, INSURANCE AND FINANCIAL
                        HOLDING COMPANIES -- 48.06%
        15,000          AON CORP. .......................      377,801       513,750
       385,250          PNC BANK CORP. ..................      232,755    28,146,365
        10,000          MARSH & MCLENNAN INC. ...........      262,439     1,170,000
        30,000          UNUMPROVIDENT CORP. .............      434,313       806,400
        10,000          STATE STREET CORP. ..............      152,542     1,242,100
                                                           -----------   -----------
                           TOTAL.........................    1,459,850    31,878,615
                                                           -----------   -----------
                        MANUFACTURING AND DIVERSIFIED -- 15.68%
        16,000          AVON PRODUCTS ...................      414,987       766,080
        24,000          DOVER CORP. .....................      215,644       973,440
        18,000          DOW CHEMICAL CO. ................      116,338       659,340
        12,000          EMERSON ELECTRIC.................      181,980       945,720
        28,500          GENUINE PARTS....................      469,072       746,415
        22,500          HASBRO...........................      271,125       239,175
        10,000          INT'L BUSINESS MACHINES..........      256,675       850,000
        10,000          MINNESOTA MINING & MFG. CO. .....      170,764     1,205,000
        17,000          MOTOROLA ........................      277,055       344,250
        30,000          NATIONAL SERVICES INDUSTRIES.....      637,712       770,700
        24,000          PITNEY BOWES INC. ...............      767,556       795,120
        22,500          SNAP-ON INC. ....................      630,468       627,300
        30,000          SHERWIN WILLIAMS CO. ............      481,800       789,300
        22,000          WENDYS INTERNATIONAL                   377,850       577,500
        24,000          XEROX CORP. .....................      507,900       111,120
                                                           -----------   -----------
                           TOTAL.........................    5,776,936    10,400,460
                                                           -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                               DECEMBER 31, 2000

                           COMMON STOCKS -- CONCLUDED

                                                                           Aggregate
       Number                                                                Quoted
         of                                                 Identified    Market Price
       Shares                                                  Cost         (Note 1)
---------------------                                       -----------   ------------
                        DRUGS AND PHARMACEUTICALS -- 4.76%
       12,000           ABBOTT LABORATORIES...............  $   416,100   $   581,280
       15,000           BECTON, DICKINSON CO. ............      441,067       519,450
        8,000           JOHNSON & JOHNSON.................       88,070       840,480
       13,000           MERCK & CO. ......................      146,402     1,217,190
                                                            -----------   -----------
                                                              1,091,639     3,158,400
                                                            -----------   -----------
                        COMMUNICATIONS -- 1.51%
       20,000           VERIZON COMMUNICATIONS............      178,287     1,002,600
                                                            -----------   -----------
                        FOOD/RETAIL MERCHANDISING -- 1.84%
       20,000           COCA-COLA CO. ....................       23,981     1,218,800
                                                            -----------   -----------
                        DIVERSIFIED HOLDING -- 3.07%
          732           PENNSYLVANIA WAREHOUSING AND SAFE
                             DEPOSIT COMPANY (NOTE 2).....       71,399     2,034,228
                                                            -----------   -----------
                           TOTAL COMMON STOCKS............    8,778,633    55,766,360
                                                            -----------   -----------
                           TOTAL INVESTMENTS..............  $19,214,812   $66,324,957
                                                            ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
     INCOME:
           DIVIDENDS (INCLUDING DIVIDENDS FROM
                AFFILIATE -- NOTE 2)...................   $ 1,593,895
           INTEREST....................................       440,790
           OTHER INCOME................................       124,737
                                                          -----------
                TOTAL..................................     2,159,422
     EXPENSES:
           COMPENSATION...................  $   122,650
           TAXES OTHER THAN INCOME
             TAXES........................       41,450
           DIRECTORS' FEES................       46,750
           INVESTMENT ADVISORY FEES
             (NOTE 6).....................      113,217
           LEGAL..........................       16,710
           AUDITING & ACCOUNTING..........       52,375
           CUSTODIAN......................       15,579
           INSURANCE......................       19,560
           OTHER OFFICE AND
             ADMINISTRATIVE...............       39,828
                                            -----------
                TOTAL..................................       469,119
                                                          -----------
     NET INVESTMENT INCOME.............................     1,690,303
                                                          -----------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (NOTE 4):
     REALIZED GAIN FROM SECURITY
           TRANSACTIONS (EXCLUDING
           SHORT-TERM INVESTMENTS):
           PROCEEDS FROM SALES............  $ 9,484,384
           COST OF SECURITIES SOLD........    5,704,661
                                            -----------
                NET REALIZED GAIN......................     3,779,723
     UNREALIZED APPRECIATION OF
        INVESTMENTS:
           AT JANUARY 1, 2000.............  $37,622,291
           AT DECEMBER 31, 2000...........   47,066,507
                                            -----------
     INCREASE IN NET UNREALIZED APPRECIATION...........     9,444,216
                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS........    13,223,939
                                                          -----------
CAPITAL GAINS TAX PAYABLE ON BEHALF OF SHAREHOLDERS
  (NOTE 1).............................................      (408,744)
                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $14,505,498
                                                          ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                               2000          1999
                                            -----------   -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS:
     NET INVESTMENT INCOME................  $ 1,690,303   $ 1,462,089
     NET REALIZED GAIN ON INVESTMENTS.....    3,779,723     2,081,530
     (DECREASE) INCREASE IN NET UNREALIZED
        APPRECIATION ON INVESTMENTS.......    9,444,216    (2,778,555)
     CAPITAL GAINS TAX PAYABLE ON BEHALF
        OF SHAREHOLDERS (NOTE 1)..........     (408,744)     (725,451)
                                            -----------   -----------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS...................   14,505,498        39,613
     UNDISTRIBUTED INVESTMENT INCOME
        INCLUDED IN PRICE OF SHARES
        REDEEMED..........................      (41,603)       (7,582)
     REALIZED GAIN FROM SECURITY
        TRANSACTIONS INCLUDED IN PRICE OF
        SHARES REDEEMED...................     (178,170)       (8,813)
     DIVIDENDS TO SHAREHOLDERS FROM NET
        INVESTMENT INCOME.................   (1,648,501)   (1,454,503)
CAPITAL SHARE TRANSACTIONS:
     (EXCLUSIVE OF AMOUNTS ALLOCATED TO
        INVESTMENT INCOME AND NET REALIZED
        GAIN FROM SECURITY TRANSACTIONS)
        (NOTE 1):
           COST OF SHARES OF CAPITAL STOCK
             REDEEMED.....................   (4,024,345)   (1,186,939)
                                            -----------   -----------
     TOTAL INCREASE (DECREASE) IN NET
        ASSETS............................    8,612,879    (2,618,224)
NET ASSETS:
     BEGINNING OF YEAR....................   56,964,254    59,582,478
                                            -----------   -----------
     END OF YEAR [INCLUDING UNDISTRIBUTED
        NET INVESTMENT LOSS OF $269,103
        AND $269,299 RESPECTIVELY]........  $65,577,133   $56,964,254
                                            ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

1. SIGNIFICANT ACCOUNTING POLICIES
     The Company is registered under the Investment Company Act of 1940, as amended, as a regulated open-end investment company. On April 21, 1964, the stockholders approved amendments to the Articles of Incorporation whereby, since that date, the Company has held itself ready to redeem any of its outstanding shares at net asset value. Net asset value for redemptions is determined at the close of business on the day of formal tender of shares or the next day on which the New York Stock Exchange is open. Transactions in capital stock were as follows:

                                                 Number        Aggregate
                                                of Shares        amount
                                                ---------      ----------
Shares redeemed:
     Year Ended December 31, 2000.............    3,532        $4,244,117
     Year Ended December 31, 1999.............    1,050        $1,203,334

     During 2000, the Company distributed portfolio securities with a fair market value of $2,459,413 and a cost of $23,412. The related gain of $2,436,001 has been included in Realized Gain from Security Transactions in the Company's Statement of Operations.

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

Portfolio Valuation
     Investments are valued using published bid quotes as of December 31, 2000. Costs used to determine realized gain or loss from securities transactions are those of the specific securities sold. Investments in non-marketable securities are valued at fair value as determined by the Board of Directors (see Note 2).

Federal Income Taxes
     No provision has been made for Federal income taxes other than capital gains tax because the Company has elected to be taxed as a regulated investment company meeting certain requirements of the Internal Revenue Code. As such, the Company is paying the applicable Federal capital gains tax for shareholders and retaining the net balance for reinvestment, except to the extent that such gains are considered to have been distributed to redeeming shareholders.

Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The Company's financial statements include amounts that are based on management's best estimates and judgments. Actual results could differ from those estimates.

Other
     As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2. NON-MARKETABLE SECURITY OF AFFILIATE
     There is no ready market for the below listed security. Fair value is established by the Board of Directors of The Finance Company of Pennsylvania.

     The Pennsylvania Warehousing and Safe Deposit Company is defined as an affiliate under the Investment Company Act of 1940 in that the Company owns 5% or more of the outstanding voting securities of such company. Further, if at the time of public sale of any of these shares the Company would be deemed a "control person," it would be necessary to register said shares under the Securities Act of 1933 prior to their sale.

                                                             For the
                                                           year ended
                              December 31, 2000           December 31,
                      ---------------------------------       2000
                      Percent   Identified      Fair        Dividend
Shares                 Owned       Cost        Value         Income
------                -------   ----------   ----------   -------------
732     Pennsylvania
        Warehousing
        and Safe
        Deposit
        Company       16.92%     $71,399     $2,034,228      $95,160
                      ======     =======     ==========      =======

3. COVERED CALLS WRITTEN
     At December 31, 2000, the Company has written covered calls as follows:

                           Expiration   Exercise   Shares Subject
Common Stock                  Date       Price        to Call        Value
------------               ----------   --------   --------------   --------
PNC Bank Corp............   1/19/01       $ 60         10,000       $130,000
Marsh & McLennan Inc.....   1/19/01        115          2,500         12,500
Exxon Mobil Corp.........   1/19/01         90          5,000          4,375
PNC Bank Corp............   1/19/01         65         10,000         82,500
Marsh & McLennan Inc.....    4/1/01        135          7,500         34,688
State Street Corp........    2/1/01        120         10,000         97,000
PNC Bank Corp............   5/18/01         75         10,000         53,750
                                                                    --------
                                                                    $414,813
                                                                    ========

During 2000, the Company recognized $75,147 in realized gains in connection with written covered calls. Such amount has been recorded in Other Income in the Company's Statement of Operations.

4. PURCHASES AND SALES OF SECURITIES
     The aggregate cost of securities purchased, the proceeds from sales and maturities of investments, and the cost of securities sold (excluding U.S. Government short-term securities) for the year ended December 31, 2000 were:

                               Historical                     Cost of
                                 Cost of     Proceeds from   Securities
                               Investments     Sales and      Sold and
                                Purchased     Maturities      Matured
                               -----------   -------------   ----------
Common stocks................  $4,069,001     $ 7,024,971    $5,681,249
U.S. Treasury Notes..........   2,463,750       1,200,000     1,200,000
Short-term securities........   3,074,956       2,709,089     2,709,089
                               ----------     -----------    ----------
     Total...................  $9,607,707     $10,934,060    $9,590,338
                               ==========     ===========    ==========

     The amounts above do not include the market value and cost of shares distributed in connection with redemptions. During 2000, the company distributed common stocks with value of $2,459,413 and cost of $23,412.

5. LEASE
     The Company rents office space under a lease expiring in April 2001. The lessor Company's President also serves on the Board of Directors of the Company. Minimum annual rental for this space is $5,400.

6. OTHER INFORMATION FOR THE YEAR ENDED
   DECEMBER 31, 2000
     Directors of the Company, who are not also employees, are paid a fee for attendance at meetings of the Board of Directors and its committees. Compensation of officers amounted to $122,650.

     Investment advisory fees payable monthly to Cooke & Bieler, Inc., are based on the monthly closing portfolio value, less the value of certain investments at an annual rate of .5 of 1%.

7. SUBSEQUENT EVENT
     A dividend from net investment income of $1,092,330 was declared on December 13, 2000 payable at $21.32 per share on January 31, 2001 to shareholders of record on December 31, 2000.

                        CONDENSED FINANCIAL INFORMATION

Selected data for each share of capital stock outstanding throughout each period:

                                                Years Ended December 31,
                                   2000         1999        1998        1997       1996

                                -------------------------------------------------------
-----------------------------------------------------------------------------------------
Investment income............   $   39.90     $   34.49   $   33.33   $   32.49   $ 32.33
Expenses.....................        8.67          8.10        7.84        7.27      6.68
                                ---------     ---------   ---------   ---------   -------
Net investment income........       31.23         26.39       25.49       25.22     25.65
Dividends from net investment
  income.....................      (31.57)       (26.48)     (25.54)     (25.33)   (25.67)
Net realized gain (loss) and
  increase (decrease) in
  unrealized appreciation....      240.15        (27.25)      15.40      224.41     90.93
                                ---------     ---------   ---------   ---------   -------
Net increase (decrease) in
  net asset value............      239.81        (27.34)      15.35      224.30     90.91
Net asset value:
  Beginning of year..........    1,040.12      1,067.46    1,052.11      827.81    736.90
                                ---------     ---------   ---------   ---------   -------
  End of year................   $1,279.93     $1,040.12   $1,067.46   $1,052.11   $827.81
                                =========     =========   =========   =========   =======
Annual ratio of expenses to
  average net assets.........        0.78%         0.74%       0.74%       0.78%     0.86%
Annual ratio of net
  investment income to
  average net assets.........        2.81%         2.40%       2.42%       2.68%     3.32%
Annual portfolio turnover
  rate.......................       13.01%         6.31%       8.13%      10.44%     5.29%
Number of shares outstanding
  at end of period in
  thousands..................          51            55          55          56        58

                       SEE NOTES TO FINANCIAL STATEMENTS

                    CHANGES IN THE PORTFOLIO OF INVESTMENTS
                     (EXCLUSIVE OF SHORT-TERM INVESTMENTS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                  (UNAUDITED)

                                   PURCHASES

                                            Changes       Balance
                                             During     December 31,
                                           the Period       2000
                                           ----------   ------------
                                               Number of Shares
                                           -------------------------
Pitney-Bowes Inc. .......................     20,000        24,000
Hasbro...................................     22,500        22,500
Motorola.................................      5,000        17,000
National Services Industries.............     22,500        30,000

                                               Principal Amount
                                           -------------------------
U.S. Treasury Note 5.75% due 8/15/03.....  1,000,000     1,000,000
U.S. Treasury Note 6.75% due 5/15/05.....    500,000       500,000

                                     SALES

                                               Number of Shares
                                           -------------------------
Hasbro...................................     22,500        22,500
National Services Industries.............     15,000        30,000
Newell Rubbermaid, Inc. .................     18,766            --
PNC Bank Corp. ..........................     38,750       385,250
Pitney-Bowes Inc. .......................      6,000        24,000
Scudder Int'l Equity Invest. Tr. ........     80,496            --
Xerox Corp. .............................     24,000        24,000